DISPOSAL OF CHAOYANG SEAMLESS	12 Months Ended
Dec. 31, 2012
DISPOSAL OF CHAOYANG SEAMLESS
DISPOSAL OF CHAOYANG SEAMLESS

5.                                  DISPOSAL OF CHAOYANG SEAMLESS

Pursuant to WSP China’s board of directors’ approval on November 21, 2011, WSP China entered into an agreement with a PRC individual to dispose of its entire 51% equity interest in Chaoyang Seamless on January 17, 2012 for a nominal cash consideration. Accordingly, the assets and liabilities of Chaoyang Seamless are separately reported as “assets and liabilities held for sale” as of December 31, 2011 at the lower of their carrying value or fair value less cost to sell. There have been no impairments related to Chaoyang Seamless. The carrying amounts of the major classes of assets and liabilities held for sale are as follows:

As of December 31, 2011
Cash	$18
Restricted cash	6,110
Other current assets	10,343
Property, plant and equipment, net	2,918
Land use rights	286
Goodwill	450
Other non-current assets	189
Total assets held for sale	$20,314

Borrowings	$14,442
Other payables and accrued liabilities	33,117
Total liabilities held for sale	$47,559

The assets and liabilities shown in above table excluded due from and due to group company balances within WSP Holdings which are eliminated through consolidation.

The disposal transaction was completed in January 2012. WSP China, the Company’s wholly-owned subsidiary, has provided and may continue to provide guarantees for certain of Chaoyang Seamless’ bank loans until their maturity. These guarantees are counter-guaranteed by the personal assets of the current shareholders of Chaoyang Seamless. The gain on disposal of Chaoyang Seamless was $2,512, which was reported as “Gain on disposal of subsidiary” included in other operating income for the year ended December 31, 2012.

The Company determined that disposal of Chaoyang Seamless did not qualify as discontinued operations, as the Company had significant continuing direct cash outflows with Chaoyang Seamless after the disposal.